Exhibit 99.2

Waterloo House, Ground Floor
100 Pitts Bay Road
Pembroke HM 08 Bermuda

441-278-9250
441-278-9255 fax

Contact:
Mark D. Lyons
Executive Vice President and Chief Financial Officer

Financial Supplement

Financial Information
as of December 31, 2014

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.com for further information describing Arch Capital Group Ltd.

Arch Capital Group Ltd. and Subsidiaries
Table of Contents

1

Arch Capital Group Ltd. and Subsidiaries
Basis of Presentation

Basis of Presentation

All financial information contained herein is unaudited, however, certain information relating to the consolidated balance sheet at December 31, 2013 is derived from or agrees to audited financial information. The Company has reclassified the presentation of certain prior year information to conform to the current presentation. Such reclassifications had no effect on the Company’s net income, shareholders’ equity or cash flows. Unless otherwise noted, all data is in thousands, except for share and per share amounts and ratio information.

In March 2014, the Company invested $100.0 million to acquire approximately 11% of Watford Holdings Ltd.’s common equity and a warrant to purchase additional common equity. Watford Holdings Ltd. is the parent of Watford Re Ltd., a multi-line Bermuda reinsurance company (together with Watford Holdings Ltd., “Watford”). In accordance with GAAP, Watford is considered a variable interest entity and the Company concluded that it is the primary beneficiary of Watford. As such, 100% of the results of Watford are included in the Company’s consolidated financial statements. The portion of Watford’s earnings owned by third parties is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests’. In addition, the Company reflects Watford’s redeemable preference shares in the mezzanine section of the Company’s consolidated balance sheets as ‘redeemable noncontrolling interests’ because they have redemption features that are not solely within the control of Watford.

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve the Company’s current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and the Company’s ability to maintain and improve the Company’s ratings; investment performance; the loss of key personnel; the adequacy of the Company’s loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; the Company’s ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to the Company of reinsurance to manage gross and net exposures; the failure of others to meet their obligations to the Company; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

2

Arch Capital Group Ltd. and Subsidiaries
Financial Highlights

(U.S. Dollars in thousands, except share data)	Three Months Ended			Year Ended
	December 31,			December 31,
	2014	2013	Change	2014	2013	Change

Underwriting results (1):
Gross premiums written	$1,069,932	$955,199	12.0%	$4,760,394	$4,196,623	13.4%
Net premiums written	804,836	748,921	7.5%	3,617,482	3,351,367	7.9%
Net premiums earned	869,604	839,366	3.6%	3,490,271	3,145,952	10.9%
Underwriting income	114,300	128,318	(10.9)%	474,178	451,737	5.0%

Loss ratio	52.8%	51.7%	1.1	53.0%	53.4%	(0.4)
Acquisition expense ratio	18.4%	18.8%	(0.4)	18.0%	17.9%	0.1
Other operating expense ratio	16.3%	14.9%	1.4	15.8%	14.6%	1.2
Combined ratio	87.5%	85.4%	2.1	86.8%	85.9%	0.9

Net investment income (1)	$72,646	$67,095	8.3%	$284,336	$267,219	6.4%
Per diluted share	$0.56	$0.49	14.3%	$2.11	$1.97	7.1%

Net income available to Arch common shareholders	$209,679	$156,005	34.4%	$812,417	$687,793	18.1%
Per diluted share	$1.60	$1.14	40.4%	$6.02	$5.07	18.7%

After-tax operating income available to Arch common shareholders (2)	$150,184	$152,741	(1.7)%	$617,312	$595,715	3.6%
Per diluted share	$1.15	$1.12	2.7%	$4.58	$4.39	4.3%

Comprehensive income available to Arch	$241,834	$194,499	24.3%	$888,247	$497,678	78.5%

Cash flow from operations (1)	$226,948	$223,820	1.4%	$997,815	$850,868	17.3%

Diluted weighted average common shares and common share equivalents outstanding	130,855,218	136,467,998	(4.1)%	134,922,322	135,777,183	(0.6)%

Financial measures:
Change in book value per common share during period	3.5%	3.9%	(0.4)	14.5%	10.0%	4.5

Annualized operating return on average common equity	10.4%	11.7%	(1.3)	11.1%	11.7%	(0.6)

Total return on investments (1) (3)
Including effects of foreign exchange	0.85%	0.97%	-12 bps	3.21%	1.28%	193 bps
Excluding effects of foreign exchange	1.34%	0.85%	49 bps	4.26%	1.13%	313 bps

(1)	Excludes amounts reflected in the ‘other’ segment.

(2)	See Comments on Regulation G.

(3)
Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio. Total return is calculated on a pre-tax basis and before investment expenses.

3

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013
Revenues
Net premiums written	$895,481	$959,539	$971,928	$1,064,990	$748,921	$3,891,938	$3,351,367
Change in unearned premiums	27,684	(55,888)	(64,776)	(205,210)	90,445	(298,190)	(205,415)
Net premiums earned	923,165	903,651	907,152	859,780	839,366	3,593,748	3,145,952
Net investment income	82,496	80,105	72,990	66,994	67,095	302,585	267,219
Net realized gains (losses)	10,561	18,515	54,144	19,697	9,048	102,917	74,018
Net impairment losses recognized in earnings	(3,837)	(8,593)	(14,749)	(2,971)	(88)	(30,150)	(3,786)
Other underwriting income	4,825	1,702	2,033	1,582	5,673	10,142	7,639
Equity in net income of investment funds accounted for using the equity method	2,424	4,966	9,240	3,253	5,272	19,883	35,701
Other income (loss)	(5,183)	(7,815)	4,850	(2,104)	(3,288)	(10,252)	(586)
Total revenues	1,014,451	992,531	1,035,660	946,231	923,078	3,988,873	3,526,157

Expenses
Losses and loss adjustment expenses	(495,819)	(501,673)	(485,518)	(436,240)	(434,323)	(1,919,250)	(1,679,424)
Acquisition expenses	(175,215)	(163,547)	(158,158)	(160,342)	(157,521)	(657,262)	(564,103)
Other operating expenses	(154,595)	(149,480)	(156,350)	(145,799)	(135,069)	(606,224)	(500,730)
Interest expense	(12,744)	(4,152)	(14,334)	(14,404)	(9,373)	(45,634)	(27,060)
Net foreign exchange gains (losses)	36,570	56,031	(2,294)	(6,563)	(9,848)	83,744	(12,335)
Total expenses	(801,803)	(762,821)	(816,654)	(763,348)	(746,134)	(3,144,626)	(2,783,652)

Income before income taxes	212,648	229,710	219,006	182,883	176,944	844,247	742,505
Income tax expense	(5,514)	(6,446)	(7,289)	(3,738)	(15,454)	(22,987)	(32,774)
Net income	207,134	223,264	211,717	179,145	161,490	821,260	709,731
Amounts attributable to noncontrolling interests	8,030	5,411	(3,701)	3,355	—	13,095	—
Net income attributable to Arch	215,164	228,675	208,016	182,500	161,490	834,355	709,731
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(21,938)	(21,938)
Net income available to Arch common shareholders	$209,679	$223,191	$202,531	$177,016	$156,005	$812,417	$687,793

Comprehensive income (loss) available to Arch	$241,834	$96,978	$318,180	$231,255	$194,499	$888,247	$497,678

Net income per common share
Basic	$1.65	$1.69	$1.53	$1.34	$1.19	$6.21	$5.24
Diluted	$1.60	$1.64	$1.48	$1.30	$1.14	$6.02	$5.07

Weighted average common shares and common share equivalents outstanding
Basic	126,857,041	131,945,962	132,650,634	131,857,910	131,631,606	130,817,610	131,355,392
Diluted	130,855,218	135,876,605	136,889,944	136,562,717	136,467,998	134,922,322	135,777,183

4

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Income -- Underwriting Format

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013

Gross premiums written	$1,113,812	$1,159,907	$1,271,761	$1,295,136	$955,199	$4,840,616	$4,196,623
Premiums ceded	(218,331)	(200,368)	(299,833)	(230,146)	(206,278)	(948,678)	(845,256)
Net premiums written	895,481	959,539	971,928	1,064,990	748,921	3,891,938	3,351,367
Change in unearned premiums	27,684	(55,888)	(64,776)	$(205,210)	90,445	(298,190)	(205,415)
Net premiums earned	923,165	903,651	907,152	859,780	839,366	3,593,748	3,145,952
Other underwriting income	4,825	1,702	2,033	1,582	5,673	10,142	7,639
Losses and loss adjustment expenses	(495,819)	(501,673)	(485,518)	(436,240)	(434,323)	(1,919,250)	(1,679,424)
Acquisition expenses, net	(175,215)	(163,547)	(158,158)	(160,342)	(157,521)	(657,262)	(564,103)
Other operating expenses	(143,492)	(139,046)	(141,418)	(132,324)	(124,877)	(556,280)	(458,327)
Underwriting income	113,464	101,087	124,091	132,456	128,318	471,098	451,737
Net investment income	82,496	80,105	72,990	66,994	67,095	302,585	267,219
Net realized gains (losses)	10,561	18,515	54,144	19,697	9,048	102,917	74,018
Net impairment losses recognized in earnings	(3,837)	(8,593)	(14,749)	(2,971)	(88)	(30,150)	(3,786)
Equity in net income of investment funds accounted for using the equity method	2,424	4,966	9,240	3,253	5,272	19,883	35,701
Other income (loss)	(5,183)	(7,815)	4,850	(2,104)	(3,288)	(10,252)	(586)
Other expenses	(11,103)	(10,434)	(14,932)	(13,475)	(10,192)	(49,944)	(42,403)
Interest expense	(12,744)	(4,152)	(14,334)	(14,404)	(9,373)	(45,634)	(27,060)
Net foreign exchange gains (losses)	36,570	56,031	(2,294)	(6,563)	(9,848)	83,744	(12,335)
Income before income taxes	212,648	229,710	219,006	182,883	176,944	844,247	742,505
Income tax expense	(5,514)	(6,446)	(7,289)	(3,738)	(15,454)	(22,987)	(32,774)
Net income	207,134	223,264	211,717	179,145	161,490	821,260	709,731
Amounts attributable to noncontrolling interests	8,030	5,411	(3,701)	3,355	—	13,095	—
Net income available to Arch	215,164	228,675	208,016	182,500	161,490	834,355	709,731
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(21,938)	(21,938)
Net income available to Arch common shareholders	$209,679	$223,191	$202,531	$177,016	$156,005	$812,417	$687,793

Underwriting Ratios
Loss ratio	53.7%	55.5%	53.5%	50.7%	51.7%	53.4%	53.4%
Acquisition expense ratio	19.0%	18.1%	17.4%	18.6%	18.8%	18.3%	17.9%
Other operating expense ratio	15.5%	15.4%	15.6%	15.4%	14.9%	15.5%	14.6%
Combined ratio	88.2%	89.0%	86.5%	84.7%	85.4%	87.2%	85.9%

Net premiums written to gross premiums written	80.4%	82.7%	76.4%	82.2%	78.4%	80.4%	79.9%

5

Arch Capital Group Ltd. and Subsidiaries
Consolidated Balance Sheets

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2014	2014	2014	2014	2013
Assets
Investments:
Fixed maturities available for sale, at fair value	$10,750,770	$10,733,382	$10,714,532	$9,775,730	$9,571,776
Short-term investments available for sale, at fair value	797,226	748,659	977,058	1,484,280	1,478,367
Investment of funds received under securities lending, at fair value	44,301	104,252	82,603	96,264	100,584
Equity securities available for sale, at fair value	658,182	582,075	608,820	548,168	496,824
Other investments available for sale, at fair value	296,224	431,833	457,567	426,917	498,310
Investments accounted for using the fair value option	2,435,532	2,202,995	2,041,091	1,256,650	1,221,534
Investments accounted for using the equity method	349,014	307,252	281,464	255,488	244,339
Total investments	15,331,249	15,110,448	15,163,135	13,843,497	13,611,734
Cash	485,702	663,726	926,443	1,569,605	434,057
Accrued investment income	74,316	65,042	64,869	59,701	66,848
Investment in joint venture	90,426	97,313	103,934	102,803	104,856
Fixed maturities and short-term investments pledged under securities lending, at fair value	50,802	107,547	87,031	100,590	105,081
Premiums receivable	948,695	1,027,204	1,098,692	1,008,375	753,924
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,812,845	1,814,190	1,796,403	1,790,025	1,804,330
Contractholder receivables	1,309,192	1,286,799	1,234,392	1,118,991	1,064,246
Prepaid reinsurance premiums	377,078	404,661	430,214	349,077	328,343
Deferred acquisition costs, net	414,525	409,174	399,385	384,294	342,314
Receivable for securities sold	78,170	672,259	261,669	426,431	50,555
Goodwill and intangible assets	109,539	111,528	118,721	120,875	27,319
Other assets	927,004	840,794	888,627	926,094	872,487
Total assets	$22,009,543	$22,610,685	$22,573,515	$21,800,358	$19,566,094

Liabilities
Reserve for losses and loss adjustment expenses	$9,036,448	$8,958,734	$9,018,989	$8,938,958	$8,824,696
Unearned premiums	2,231,578	2,303,247	2,299,692	2,148,475	1,896,365
Reinsurance balances payable	219,312	244,379	263,347	201,794	196,167
Contractholder payables	1,309,192	1,286,799	1,234,392	1,118,991	1,064,246
Deposit accounting liabilities	327,384	349,850	397,337	409,080	421,297
Senior notes	800,000	800,000	800,000	800,000	800,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000
Securities lending payable	50,529	110,736	89,298	103,330	107,999
Payable for securities purchased	128,413	740,953	552,075	499,473	51,318
Other liabilities	688,041	633,502	577,320	575,394	456,510
Total liabilities	14,890,897	15,528,200	15,332,450	14,895,495	13,918,598

Redeemable noncontrolling interests	219,512	219,419	219,326	219,234	—

Shareholders’ equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000
Common shares	572	571	570	567	565
Additional paid-in capital	383,073	366,408	353,208	320,503	299,517
Retained earnings	6,854,571	6,644,892	6,421,701	6,219,170	6,042,154
Accumulated other comprehensive income, net of deferred income tax	128,856	102,186	233,883	123,719	74,964
Common shares held in treasury, at cost	(1,562,019)	(1,358,011)	(1,104,963)	(1,096,826)	(1,094,704)
Total shareholders’ equity available to Arch	6,130,053	6,081,046	6,229,399	5,892,133	5,647,496
Non-redeemable noncontrolling interests	769,081	782,020	792,340	793,496	—
Total shareholders’ equity	6,899,134	6,863,066	7,021,739	6,685,629	5,647,496
Total liabilities, noncontrolling interests and shareholders’ equity	$22,009,543	$22,610,685	$22,573,515	$21,800,358	$19,566,094

Common shares outstanding, net of treasury shares	127,367,934	130,700,619	135,030,886	134,084,138	133,674,884
Book value per common share (1)	$45.58	$44.04	$43.73	$41.52	$39.82

(1)    Excludes the effects of stock options and restricted stock units outstanding.

6

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Changes in Shareholders’ Equity

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013
Non-Cumulative Preferred Shares
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	571	570	567	565	565	565	561
Common shares issued, net	1	1	3	2	—	7	4
Balance at end of period	572	571	570	567	565	572	565

Additional Paid-in Capital
Balance at beginning of period	366,408	353,208	320,503	299,517	283,449	299,517	227,778
Common shares issued, net	3,189	41	6,360	—	2,654	9,590	8,237
Exercise of stock options	3,771	3,658	3,179	8,054	3,123	18,662	10,561
Amortization of share-based compensation	9,671	9,491	21,452	14,175	8,932	54,789	49,237
Other	34	10	1,714	(1,243)	1,359	515	3,704
Balance at end of period	383,073	366,408	353,208	320,503	299,517	383,073	299,517

Retained Earnings
Balance at beginning of period	6,644,892	6,421,701	6,219,170	6,042,154	5,886,149	6,042,154	5,354,361
Net income	207,134	223,264	211,717	179,145	161,490	821,260	709,731
Amounts attributable to noncontrolling interests	8,030	5,411	(3,701)	3,355	—	13,095	—
Preferred share dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(21,938)	(21,938)
Balance at end of period	6,854,571	6,644,892	6,421,701	6,219,170	6,042,154	6,854,571	6,042,154

Accumulated Other Comprehensive Income
Balance at beginning of period	102,186	233,883	123,719	74,964	41,955	74,964	287,017
Unrealized appreciation in value of available-for-sale investments, net of deferred income tax:
Balance at beginning of period	122,837	230,939	130,796	80,692	49,000	80,692	289,956
Unrealized holding gains (losses) arising during period, net of reclassification adjustment	39,081	(108,102)	100,143	50,104	31,692	81,226	(209,089)
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(320)	—	—	—	—	(320)	(175)
Balance at end of period	161,598	122,837	230,939	130,796	80,692	161,598	80,692
Foreign currency translation adjustments:
Balance at beginning of period	(20,651)	2,944	(7,077)	(5,728)	(7,045)	(5,728)	(2,939)
Foreign currency translation adjustments	(12,091)	(23,595)	10,021	(1,349)	1,317	(27,014)	(2,789)
Balance at end of period	(32,742)	(20,651)	2,944	(7,077)	(5,728)	(32,742)	(5,728)
Balance at end of period	128,856	102,186	233,883	123,719	74,964	128,856	74,964

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(1,358,011)	(1,104,963)	(1,096,826)	(1,094,704)	(1,093,833)	(1,094,704)	(1,025,839)
Shares repurchased for treasury	(204,008)	(253,048)	(8,137)	(2,122)	(871)	(467,315)	(68,865)
Balance at end of period	(1,562,019)	(1,358,011)	(1,104,963)	(1,096,826)	(1,094,704)	(1,562,019)	(1,094,704)

Total shareholders’ equity available to Arch	6,130,053	6,081,046	6,229,399	5,892,133	5,647,496	6,130,053	5,647,496
Non-redeemable noncontrolling interests	769,081	782,020	792,340	793,496	—	769,081	—
Total shareholders’ equity	$6,899,134	$6,863,066	$7,021,739	$6,685,629	$5,647,496	$6,899,134	$5,647,496

7

Arch Capital Group Ltd. and Subsidiaries
Consolidated Statements of Cash Flows

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013
Operating Activities
Net income	$207,134	$223,264	$211,717	$179,145	$161,490	$821,260	$709,731
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses	(14,478)	(25,513)	(65,153)	(22,367)	(11,127)	(127,511)	(78,084)
Net impairment losses included in earnings	3,837	8,593	14,749	2,971	88	30,150	3,786
Equity in net income or loss of investment funds accounted for using the equity method and other income or loss	9,556	3,919	(9,694)	9,559	17,190	13,340	52,824
Share-based compensation	9,671	9,491	21,452	14,175	8,932	54,789	49,237
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	61,956	33,781	50,148	10,326	(5,088)	156,211	(29,393)
Unearned premiums, net of prepaid reinsurance premiums	(27,684)	55,888	64,776	205,210	(90,445)	298,190	205,415
Premiums receivable	62,731	46,187	(83,337)	(242,616)	99,867	(217,035)	(60,224)
Deferred acquisition costs, net	(9,464)	(16,298)	(13,834)	(41,988)	(2,155)	(81,584)	(75,948)
Reinsurance balances payable	(22,922)	(16,182)	60,375	5,428	4,257	26,699	6,830
Other liabilities	(16,132)	74,756	(16,152)	59,285	(14,096)	101,757	(29,989)
Other items, net	(26,734)	(51,290)	19,847	19,041	54,907	(39,136)	96,683
Net Cash Provided By Operating Activities	237,471	346,596	254,894	198,169	223,820	1,037,130	850,868
Investing Activities
Purchases of fixed maturity investments	(6,714,417)	(7,719,114)	(7,180,677)	(7,131,071)	(5,738,401)	(28,745,279)	(18,174,988)
Purchases of equity securities	(154,239)	(191,891)	(85,460)	(89,227)	(97,602)	(520,817)	(535,857)
Purchases of other investments	(660,790)	(573,704)	(718,533)	(304,454)	(333,794)	(2,257,481)	(1,326,729)
Proceeds from sales of fixed maturity investments	6,538,323	7,080,015	6,190,573	7,014,281	5,319,195	26,823,192	17,196,614
Proceeds from sales of equity securities	106,328	206,347	49,073	49,614	89,787	411,362	462,787
Proceeds from sales, redemptions and maturities of other investments	612,099	412,194	287,531	331,176	349,111	1,643,000	1,162,707
Proceeds from redemptions and maturities of fixed maturities	126,266	204,689	263,556	168,484	136,205	762,995	731,708
Net sales (purchases) of short-term investments	(101,262)	248,084	274,042	156,262	(481,645)	577,126	(750,613)
Change in investment of securities lending collateral	60,207	(21,438)	14,032	4,669	(58,151)	57,470	(55,643)
Purchase of business, net of cash acquired	(1,528)	—	—	(235,578)	—	(237,106)	—
Purchases of furniture, equipment and other	(5,308)	(4,215)	(4,978)	(5,382)	(6,546)	(19,883)	(17,499)
Net Cash Used For Investing Activities	(194,321)	(359,033)	(910,841)	(41,226)	(821,841)	(1,505,421)	(1,307,513)
Financing Activities
Purchases of common shares under share repurchase program	(202,218)	(251,919)	—	—	—	(454,137)	(57,796)
Proceeds from common shares issued, net	3,579	727	(500)	3,021	3,476	6,827	3,051
Proceeds from borrowings	—	—	—	—	494,228	—	494,228
Change in securities lending collateral	(60,207)	21,438	(14,032)	(4,669)	58,151	(57,470)	55,643
Third party investment in non-redeemable noncontrolling interests	—	—	—	796,903	—	796,903	—
Third party investment in redeemable noncontrolling interests	—	—	32,340	186,893	—	219,233	—
Dividends paid to redeemable noncontrolling interests	(4,816)	(4,816)	(4,816)	—	—	(14,448)	—
Other	58,414	1,853	3,006	1,700	45,151	64,973	50,830
Preferred dividends paid	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(21,938)	(21,938)
Net Cash Provided By (Used For) Financing Activities	(210,733)	(238,201)	10,513	978,364	595,521	539,943	524,018
Effects of exchange rate changes on foreign currency cash	(10,441)	(12,079)	2,272	241	416	(20,007)	(4,357)
Increase (decrease) in cash	(178,024)	(262,717)	(643,162)	1,135,548	(2,084)	51,645	63,016
Cash beginning of period	663,726	926,443	1,569,605	434,057	436,141	434,057	371,041
Cash end of period	$485,702	$663,726	$926,443	$1,569,605	$434,057	$485,702	$434,057
Income taxes paid, net	$7,588	$5,056	$6,679	$1,600	$7,656	$20,923	$15,288
Interest paid	$24,318	$415	$21,292	$404	$11,442	$46,429	$23,733

8

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

The Company classifies its businesses into three underwriting segments — insurance, reinsurance and mortgage — and two other operating segments — ‘other’ and corporate (non-underwriting). The Company’s Insurance, Reinsurance and Mortgage segments each have managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. Management measures segment performance for its three underwriting segments based on underwriting income or loss. The Company does not manage its assets by underwriting segment and, accordingly, investment income is not allocated to each underwriting segment.

The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results. The Corporate (non-underwriting) segment results include net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and items related to the Company’s non-cumulative preferred shares. Such amounts exclude the results of the ‘other’ segment.

Insurance Segment

The insurance segment consists of the Company’s insurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Construction and national accounts: primary and excess casualty coverages to middle and large accounts in the construction industry and a wide range of products for middle and large national accounts, specializing in loss sensitive primary casualty insurance programs (including large deductible, self-insured retention and retrospectively rated programs).

•
Excess and surplus casualty: primary and excess casualty insurance coverages, including middle market energy business, and contract binding, which primarily provides casualty coverage through a network of appointed agents to small and medium risks.

•
Lenders products: collateral protection, debt cancellation and service contract reimbursement products to banks, credit unions, automotive dealerships and original equipment manufacturers and other specialty programs that pertain to automotive lending and leasing.

•
Professional lines: directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial related coverages for corporate, private equity, venture capital, real estate investment trust, limited partnership, financial institution and not-for-profit clients of all sizes and medical professional and general liability insurance coverages for the healthcare industry. The business is predominately written on a claims-made basis.

•
Programs: primarily package policies, underwriting workers’ compensation and umbrella liability business in support of desirable package programs, targeting program managers with unique expertise and niche products offering general liability, commercial automobile, inland marine and property business with minimal catastrophe exposure.

•
Property, energy, marine and aviation: primary and excess general property insurance coverages, including catastrophe-exposed property coverage, for commercial clients. Coverages for marine include hull, war, specie and liability. Aviation and stand alone terrorism are also offered.

•
Travel, accident and health: specialty travel and accident and related insurance products for individual, group travelers, travel agents and suppliers, as well as accident and health, which provides accident, disability and medical plan insurance coverages for employer groups, medical plan members, students and other participant groups.

•
Other: includes alternative market risks (including captive insurance programs), excess workers’ compensation and employer’s liability insurance coverages for qualified self-insured groups, associations and trusts, and contract and commercial surety coverages, including contract bonds (payment and performance bonds) primarily for medium and large contractors and commercial surety bonds for Fortune 1,000 companies and smaller transaction business programs.

9

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Overview

Reinsurance Segment
The reinsurance segment consists of the Company’s reinsurance underwriting units which offer specialty product lines on a worldwide basis. Product lines include:

•
Casualty: provides coverage to ceding company clients on third party liability and workers’ compensation exposures from ceding company clients, primarily on a treaty basis. Exposures include, among others, executive assurance, professional liability, workers’ compensation, excess and umbrella liability, excess motor and healthcare business.

•
Marine and aviation: provides coverage for energy, hull, cargo, specie, liability and transit, and aviation business, including airline and general aviation risks. Business written may also include space business, which includes coverages for satellite assembly, launch and operation for commercial space programs.

•
Other specialty: provides coverage to ceding company clients for non-excess motor, including U.K. business primarily emanating from one significant client, and other lines including surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and political risk.

•
Property catastrophe: provides protection for most catastrophic losses that are covered in the underlying policies written by reinsureds, including hurricane, earthquake, flood, tornado, hail and fire, and coverage for other perils on a case-by-case basis. Property catastrophe reinsurance provides coverage on an excess of loss basis when aggregate losses and loss adjustment expense from a single occurrence of a covered peril exceed the retention specified in the contract.

•
Property excluding property catastrophe: provides coverage for both personal lines and commercial property exposures and principally covers buildings, structures, equipment and contents. The primary perils in this business include fire, explosion, collapse, riot, vandalism, wind, tornado, flood and earthquake. Business is assumed on both a proportional and excess of loss basis. In addition, facultative business is written which focuses on commercial property risks on an excess of loss basis.

•
Other. includes life reinsurance business on both a proportional and non-proportional basis, casualty clash business and, in limited instances, non-traditional business which is intended to provide insurers with risk management solutions that complement traditional reinsurance.

Mortgage Segment

The mortgage segment was formed in the 2014 first quarter and consists of the Company’s mortgage insurance and reinsurance business. On January 30, 2014, the Company completed the acquisition of CMG Mortgage Insurance Company (subsequently renamed Arch Mortgage Insurance Company), which prior to the acquisition had been approved as an eligible mortgage insurer by Fannie Mae and Freddie Mac (each a government sponsored enterprise, or “GSE”) only for credit union customers. As part of the transaction, Arch Mortgage Insurance Company was approved as an eligible mortgage insurer by the GSEs. The completion of the transaction enabled the Company to enter the U.S. mortgage insurance marketplace and to serve banks and other lenders nationwide, including existing credit union customers. The mortgage segment also provides reinsurance on both a proportional and non-proportional basis on a global basis, direct mortgage insurance in Europe and various risk-sharing products to government agencies and mortgage lenders.

Other Segment

The ‘other’ segment includes the results of Watford Holdings Ltd. and its subsidiary Watford Re Ltd., a multi-line Bermuda reinsurance company, which was launched in March 2014. The Company acts as Watford’s reinsurance manager, and Highbridge Principal Strategies, LLC, a subsidiary of JPMorgan Chase & Co., manages Watford’s investment assets, each under a long term services agreement. The Company invested $100 million to acquire approximately 11% of Watford’s common equity and a warrant to purchase additional common equity. Watford has its own management and board of directors and is responsible for the overall profitability of the ‘other’ segment. The Company is required to consolidate the results of Watford in its financial statements. The portion of Watford’s earnings attributable to third party investors is recorded in the consolidated statements of income as ‘amounts attributable to noncontrolling interests.’ Management measures segment performance for the ‘other’ segment based on net income or loss.

10

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$699,109	$314,604	$57,584	$1,069,932	$98,388	$1,113,812
Premiums ceded	(215,933)	(45,631)	(4,897)	(265,096)	(7,743)	(218,331)
Net premiums written	483,176	268,973	52,687	804,836	90,645	895,481
Change in unearned premiums	29,594	36,832	(1,658)	64,768	(37,084)	27,684
Net premiums earned	512,770	305,805	51,029	869,604	53,561	923,165
Other underwriting income	622	2,333	1,870	4,825	—	4,825
Losses and loss adjustment expenses	(324,338)	(118,705)	(15,736)	(458,779)	(37,040)	(495,819)
Acquisition expenses, net	(81,152)	(61,765)	(16,807)	(159,724)	(15,491)	(175,215)
Other operating expenses	(85,046)	(37,766)	(18,814)	(141,626)	(1,866)	(143,492)
Underwriting income (loss)	$22,856	$89,902	$1,542	114,300	(836)	113,464

Net investment income				72,646	9,850	82,496
Net realized gains (losses)				31,310	(20,749)	10,561
Net impairment losses recognized in earnings				(3,837)	—	(3,837)
Equity in net income of investment funds accounted for using the equity method				2,424	—	2,424
Other income (loss)				(5,183)	—	(5,183)
Other expenses				(11,103)	—	(11,103)
Interest expense				(12,744)	—	(12,744)
Net foreign exchange gains (losses)				34,467	2,103	36,570
Income before income taxes				222,280	(9,632)	212,648
Income tax expense				(5,514)	—	(5,514)
Net income				216,766	(9,632)	207,134
Dividends attributable to redeemable noncontrolling interests				—	(4,909)	(4,909)
Amounts attributable to nonredeemable noncontrolling interests				—	12,939	12,939
Net income available to Arch				216,767	(1,603)	215,164
Preferred dividends				(5,485)	—	(5,485)
Net income available to Arch common shareholders				$211,282	$(1,603)	$209,679

Underwriting Ratios
Loss ratio	63.3%	38.8%	30.8%	52.8%	69.2%	53.7%
Acquisition expense ratio	15.8%	20.2%	32.9%	18.4%	28.9%	19.0%
Other operating expense ratio	16.6%	12.3%	36.9%	16.3%	3.5%	15.5%
Combined ratio	95.7%	71.3%	100.6%	87.5%	101.6%	88.2%

Net premiums written to gross premiums written	69.1%	85.5%	91.5%	75.2%	92.1%	80.4%

Total investable assets				$14,609,969	$1,163,240	$15,773,209
Total assets				20,527,027	1,482,516	22,009,543
Total liabilities				14,492,237	398,660	14,890,897

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

11

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Three Months Ended
	December 31, 2013
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$636,949	$299,818	$20,435	$955,199	$—	$955,199
Premiums ceded	(196,242)	(12,039)	—	(206,278)	—	(206,278)
Net premiums written	440,707	287,779	20,435	748,921	—	748,921
Change in unearned premiums	52,557	44,150	(6,262)	90,445	—	90,445
Net premiums earned	493,264	331,929	14,173	839,366	—	839,366
Other underwriting income	523	4,891	259	5,673	—	5,673
Losses and loss adjustment expenses	(307,865)	(127,989)	1,531	(434,323)	—	(434,323)
Acquisition expenses, net	(84,098)	(66,876)	(6,547)	(157,521)	—	(157,521)
Other operating expenses	(83,171)	(38,356)	(3,350)	(124,877)	—	(124,877)
Underwriting income	$18,653	$103,599	$6,066	128,318	—	128,318

Net investment income				67,095	—	67,095
Net realized gains (losses)				9,048	—	9,048
Net impairment losses recognized in earnings				(88)	—	(88)
Equity in net income of investment funds accounted for using the equity method				5,272	—	5,272
Other income (loss)				(3,288)	—	(3,288)
Other expenses				(10,192)	—	(10,192)
Interest expense				(9,373)	—	(9,373)
Net foreign exchange gains (losses)				(9,848)	—	(9,848)
Income before income taxes				176,944	—	176,944
Income tax expense				(15,454)	—	(15,454)
Net income				161,490	—	161,490
Dividends attributable to redeemable noncontrolling interests				—	—	—
Amounts attributable to nonredeemable noncontrolling interests				—	—	—
Net income available to Arch				161,490	—	161,490
Preferred dividends				(5,485)	—	(5,485)
Net income available to Arch common shareholders				$156,005	$—	$156,005

Underwriting Ratios
Loss ratio	62.4%	38.6%	(10.8)%	51.7%	—	51.7%
Acquisition expense ratio	17.0%	20.1%	46.2%	18.8%	—	18.8%
Other operating expense ratio	16.9%	11.6%	23.6%	14.9%	—	14.9%
Combined ratio	96.3%	70.3%	59.0%	85.4%	—	85.4%

Net premiums written to gross premiums written	69.2%	96.0%	100.0%	78.4%	—	78.4%

Total investable assets				$14,049,525	$—	$14,049,525
Total assets				19,566,094	—	19,566,094
Total liabilities				13,918,598	—	13,918,598

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

12

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Year Ended
	December 31, 2014
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$3,008,669	$1,527,245	$227,356	$4,760,394	$288,627	$4,840,616
Premiums ceded	(862,015)	(261,254)	(22,519)	(1,142,912)	(14,171)	(948,678)
Net premiums written	2,146,654	1,265,991	204,837	3,617,482	274,456	3,891,938
Change in unearned premiums	(129,284)	13,337	(11,264)	(127,211)	(170,979)	(298,190)
Net premiums earned	2,017,370	1,279,328	193,573	3,490,271	103,477	3,593,748
Other underwriting income	2,135	3,167	4,840	10,142	—	10,142
Losses and loss adjustment expenses	(1,260,953)	(532,450)	(55,674)	(1,849,077)	(70,173)	(1,919,250)
Acquisition expenses, net	(316,308)	(261,438)	(49,400)	(627,146)	(30,116)	(657,262)
Other operating expenses	(335,157)	(147,964)	(66,891)	(550,012)	(6,268)	(556,280)
Underwriting income (loss)	$107,087	$340,643	$26,448	474,178	(3,080)	471,098

Net investment income				284,336	18,249	302,585
Net realized gains (losses)				133,384	(30,467)	102,917
Net impairment losses recognized in earnings				(30,150)	—	(30,150)
Equity in net income of investment funds accounted for using the equity method				19,883	—	19,883
Other income (loss)				(10,252)	—	(10,252)
Other expenses				(47,615)	(2,329)	(49,944)
Interest expense				(45,634)	—	(45,634)
Net foreign exchange gains (losses)				82,658	1,086	83,744
Income before income taxes				860,788	(16,541)	844,247
Income tax expense				(22,987)	—	(22,987)
Net income				837,801	(16,541)	821,260
Dividends attributable to redeemable noncontrolling interests				—	(14,727)	(14,727)
Amounts attributable to nonredeemable noncontrolling interests				—	27,822	27,822
Net income available to Arch				837,802	(3,447)	834,355
Preferred dividends				(21,938)	—	(21,938)
Net income available to Arch common shareholders				$815,864	$(3,447)	$812,417

Underwriting Ratios
Loss ratio	62.5%	41.6%	28.8%	53.0%	67.8%	53.4%
Acquisition expense ratio	15.7%	20.4%	25.5%	18.0%	29.1%	18.3%
Other operating expense ratio	16.6%	11.6%	34.6%	15.8%	6.1%	15.5%
Combined ratio	94.8%	73.6%	88.9%	86.8%	103.0%	87.2%

Net premiums written to gross premiums written	71.3%	82.9%	90.1%	76.0%	95.1%	80.4%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

13

Arch Capital Group Ltd. and Subsidiaries
Segment Information

(U.S. Dollars in thousands)	Year Ended
	December 31, 2013
	Insurance	Reinsurance	Mortgage	Sub-total	Other	Total

Gross premiums written (1)	$2,712,509	$1,399,621	$89,570	$4,196,623	$—	$4,196,623
Premiums ceded	(763,713)	(86,620)	—	(845,256)	—	(845,256)
Net premiums written	1,948,796	1,313,001	89,570	3,351,367	—	3,351,367
Change in unearned premiums	(72,782)	(94,329)	(38,304)	(205,415)	—	(205,415)
Net premiums earned	1,876,014	1,218,672	51,266	3,145,952	—	3,145,952
Other underwriting income	2,122	5,258	259	7,639	—	7,639
Losses and loss adjustment expenses	(1,188,445)	(486,236)	(4,743)	(1,679,424)	—	(1,679,424)
Acquisition expenses, net	(311,904)	(234,373)	(17,826)	(564,103)	—	(564,103)
Other operating expenses	(315,387)	(134,563)	(8,377)	(458,327)	—	(458,327)
Underwriting income	$62,400	$368,758	$20,579	451,737	—	451,737

Net investment income				267,219	—	267,219
Net realized gains (losses)				74,018	—	74,018
Net impairment losses recognized in earnings				(3,786)	—	(3,786)
Equity in net income of investment funds accounted for using the equity method				35,701	—	35,701
Other income (loss)				(586)	—	(586)
Other expenses				(42,403)	—	(42,403)
Interest expense				(27,060)	—	(27,060)
Net foreign exchange gains (losses)				(12,335)	—	(12,335)
Income before income taxes				742,505	—	742,505
Income tax expense				(32,774)	—	(32,774)
Net income				709,731	—	709,731
Dividends attributable to redeemable noncontrolling interests				—	—	—
Amounts attributable to nonredeemable noncontrolling interests				—	—	—
Net income available to Arch				709,731	—	709,731
Preferred dividends				(21,938)	—	(21,938)
Net income available to Arch common shareholders				$687,793	$—	$687,793

Underwriting Ratios
Loss ratio	63.3%	39.9%	9.3%	53.4%	—	53.4%
Acquisition expense ratio	16.6%	19.2%	34.8%	17.9%	—	17.9%
Other operating expense ratio	16.8%	11.0%	16.3%	14.6%	—	14.6%
Combined ratio	96.7%	70.1%	60.4%	85.9%	—	85.9%

Net premiums written to gross premiums written	71.8%	93.8%	100.0%	79.9%	—	79.9%

(1)
Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

14

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013

Gross premiums written	$699,109	$726,683	$852,231	$730,646	$636,949	$3,008,669	$2,712,509
Premiums ceded	(215,933)	(187,689)	(273,349)	(185,044)	(196,242)	(862,015)	(763,713)
Net premiums written	483,176	538,994	578,882	545,602	440,707	2,146,654	1,948,796
Change in unearned premiums	29,594	(19,607)	(71,170)	(68,101)	52,557	(129,284)	(72,782)
Net premiums earned	512,770	519,387	507,712	477,501	493,264	2,017,370	1,876,014
Other underwriting income	622	499	514	500	523	2,135	2,122
Losses and loss adjustment expenses	(324,338)	(338,319)	(311,526)	(286,770)	(307,865)	(1,260,953)	(1,188,445)
Acquisition expenses, net	(81,152)	(81,775)	(76,449)	(76,932)	(84,098)	(316,308)	(311,904)
Other operating expenses	(85,046)	(83,138)	(85,829)	(81,144)	(83,171)	(335,157)	(315,387)
Underwriting income	$22,856	$16,654	$34,422	$33,155	$18,653	$107,087	$62,400

Underwriting Ratios
Loss ratio	63.3%	65.1%	61.4%	60.1%	62.4%	62.5%	63.3%
Acquisition expense ratio	15.8%	15.7%	15.1%	16.1%	17.0%	15.7%	16.6%
Other operating expense ratio	16.6%	16.0%	16.9%	17.0%	16.9%	16.6%	16.8%
Combined ratio	95.7%	96.8%	93.4%	93.2%	96.3%	94.8%	96.7%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	1.1%	0.4%	0.7%	0.5%	0.4%	0.7%	1.1%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(1.8)%	(1.6)%	(3.2)%	(2.2)%	(0.6)%	(2.2)%	(1.9)%
Combined ratio excluding such items	96.4%	98.0%	95.9%	94.9%	96.5%	96.3%	97.5%

Net premiums written to gross premiums written	69.1%	74.2%	67.9%	74.7%	69.2%	71.3%	71.8%

15

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Insurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2014		2014		2014		2014		2013		2014		2013

Net premiums written
Programs	$102,391	21.2%	$129,227	24.0%	$126,722	21.9%	$122,240	22.4%	$96,781	22.0%	$480,580	22.4%	$419,673	21.5%
Professional lines (1)	119,487	24.7%	119,798	22.2%	114,411	19.8%	122,908	22.5%	106,174	24.1%	476,604	22.2%	476,193	24.4%
Construction and national accounts	56,984	11.8%	55,342	10.3%	79,171	13.7%	95,497	17.5%	66,177	15.0%	286,994	13.4%	271,110	13.9%
Property, energy, marine and aviation	43,869	9.1%	53,485	9.9%	84,530	14.6%	62,756	11.5%	38,064	8.6%	244,640	11.4%	280,551	14.4%
Excess and surplus casualty (2)	59,238	12.3%	50,552	9.4%	58,789	10.2%	43,940	8.1%	48,230	10.9%	212,519	9.9%	149,286	7.7%
Travel, accident and health	26,001	5.4%	44,500	8.3%	34,393	5.9%	40,838	7.5%	22,835	5.2%	145,732	6.8%	104,903	5.4%
Lenders products	25,693	5.3%	27,799	5.2%	24,909	4.3%	22,006	4.0%	23,212	5.3%	100,407	4.7%	101,576	5.2%
Other (3)	49,513	10.2%	58,291	10.8%	55,957	9.7%	35,417	6.5%	39,234	8.9%	199,178	9.3%	145,504	7.5%
Total	$483,176	100.0%	$538,994	100.0%	$578,882	100.0%	$545,602	100.0%	$440,707	100.0%	$2,146,654	100.0%	$1,948,796	100.0%

Client location
United States	$389,125	80.5%	$448,932	83.3%	$464,730	80.3%	$423,394	77.6%	$363,982	82.6%	$1,726,181	80.4%	$1,526,156	78.3%
Europe	55,959	11.6%	40,810	7.6%	57,918	10.0%	85,449	15.7%	42,437	9.6%	240,136	11.2%	226,254	11.6%
Asia and Pacific	15,834	3.3%	21,314	4.0%	23,833	4.1%	18,583	3.4%	19,188	4.4%	79,564	3.7%	95,970	4.9%
Other	22,258	4.6%	27,938	5.2%	32,401	5.6%	18,176	3.3%	15,100	3.4%	100,773	4.7%	100,416	5.2%
Total	$483,176	100.0%	$538,994	100.0%	$578,882	100.0%	$545,602	100.0%	$440,707	100.0%	$2,146,654	100.0%	$1,948,796	100.0%

Underwriting location
United States	$380,828	78.8%	$442,193	82.0%	$449,823	77.7%	$416,043	76.3%	$356,452	80.9%	$1,688,887	78.7%	$1,478,930	75.9%
Europe	86,791	18.0%	82,820	15.4%	108,115	18.7%	116,704	21.4%	66,160	15.0%	394,430	18.4%	389,763	20.0%
Other	15,557	3.2%	13,981	2.6%	20,944	3.6%	12,855	2.4%	18,095	4.1%	63,337	3.0%	80,103	4.1%
Total	$483,176	100.0%	$538,994	100.0%	$578,882	100.0%	$545,602	100.0%	$440,707	100.0%	$2,146,654	100.0%	$1,948,796	100.0%

Net premiums earned
Programs	$119,081	23.2%	$118,087	22.7%	$114,043	22.5%	$109,181	22.9%	$106,038	21.5%	$460,392	22.8%	$386,840	20.6%
Professional lines (1)	109,529	21.4%	118,204	22.8%	116,031	22.9%	112,744	23.6%	117,573	23.8%	456,508	22.6%	491,791	26.2%
Construction and national accounts	68,529	13.4%	68,229	13.1%	72,064	14.2%	68,989	14.4%	67,319	13.6%	277,811	13.8%	250,729	13.4%
Property, energy, marine and aviation	57,732	11.3%	59,432	11.4%	66,221	13.0%	61,589	12.9%	76,874	15.6%	244,974	12.1%	304,294	16.2%
Excess and surplus casualty (2)	50,601	9.9%	48,716	9.4%	43,600	8.6%	39,107	8.2%	35,529	7.2%	182,024	9.0%	118,395	6.3%
Travel, accident and health	33,990	6.6%	34,991	6.7%	30,645	6.0%	28,065	5.9%	27,964	5.7%	127,691	6.3%	97,135	5.2%
Lenders products	24,252	4.7%	23,591	4.5%	22,763	4.5%	23,832	5.0%	25,370	5.1%	94,438	4.7%	99,847	5.3%
Other (3)	49,056	9.6%	48,137	9.3%	42,345	8.3%	33,994	7.1%	36,597	7.4%	173,532	8.6%	126,983	6.8%
Total	$512,770	100.0%	$519,387	100.0%	$507,712	100.0%	$477,501	100.0%	$493,264	100.0%	$2,017,370	100.0%	$1,876,014	100.0%

(1)    Includes professional liability, executive assurance and healthcare business.
(2)    Includes casualty and contract binding business.
(3)    Includes alternative markets, excess workers’ compensation and surety business.

16

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013

Gross premiums written	$314,604	$345,747	$349,841	$517,053	$299,818	$1,527,245	$1,399,621
Premiums ceded	(45,631)	(83,502)	(58,994)	(73,127)	(12,039)	(261,254)	(86,620)
Net premiums written	268,973	262,245	290,847	443,926	287,779	1,265,991	1,313,001
Change in unearned premiums	36,832	34,303	44,780	(102,578)	44,150	13,337	(94,329)
Net premiums earned	305,805	296,548	335,627	341,348	331,929	1,279,328	1,218,672
Other underwriting income	2,333	215	303	316	4,891	3,167	5,258
Losses and loss adjustment expenses	(118,705)	(123,784)	(150,325)	(139,636)	(127,989)	(532,450)	(486,236)
Acquisition expenses, net	(61,765)	(60,205)	(66,035)	(73,433)	(66,876)	(261,438)	(234,373)
Other operating expenses	(37,766)	(36,337)	(37,666)	(36,195)	(38,356)	(147,964)	(134,563)
Underwriting income	$89,902	$76,437	$81,904	$92,400	$103,599	$340,643	$368,758

Underwriting Ratios
Loss ratio	38.8%	41.7%	44.8%	40.9%	38.6%	41.6%	39.9%
Acquisition expense ratio	20.2%	20.3%	19.7%	21.5%	20.1%	20.4%	19.2%
Other operating expense ratio	12.3%	12.3%	11.2%	10.6%	11.6%	11.6%	11.0%
Combined ratio	71.3%	74.3%	75.7%	73.0%	70.3%	73.6%	70.1%

Catastrophic activity and prior year development:
Current accident year catastrophic events, net of
reinsurance and reinstatement premiums	4.7%	4.1%	3.8%	0.9%	4.4%	3.3%	5.1%
Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	(20.7)%	(20.4)%	(20.2)%	(20.5)%	(19.0)%	(20.4)%	(17.9)%
Combined ratio excluding such items	87.3%	90.6%	92.1%	92.6%	84.9%	90.7%	82.9%

Net premiums written to gross premiums written	85.5%	75.8%	83.1%	85.9%	96.0%	82.9%	93.8%

17

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Reinsurance Segment

(U.S. Dollars in thousands)	Three Months Ended										Year Ended
	December 31,		September 30,		June 30,		March 31,		December 31,		December 31,		December 31,
	2014		2014		2014		2014		2013		2014		2013

Net premiums written
Other specialty (1)	$67,094	24.9%	$84,702	32.3%	$105,721	36.3%	$147,609	33.3%	$99,382	34.5%	$405,126	32.0%	$417,865	31.8%
Property excluding property catastrophe (2)	115,843	43.1%	77,186	29.4%	54,887	18.9%	95,127	21.4%	62,453	21.7%	343,043	27.1%	292,536	22.3%
Casualty (3)	59,412	22.1%	64,048	24.4%	67,823	23.3%	126,713	28.5%	98,664	34.3%	317,996	25.1%	306,304	23.3%
Property catastrophe	6,917	2.6%	24,056	9.2%	53,986	18.6%	52,512	11.8%	9,923	3.4%	137,471	10.9%	220,749	16.8%
Marine and aviation	16,886	6.3%	9,767	3.7%	6,880	2.4%	16,911	3.8%	13,636	4.7%	50,444	4.0%	64,380	4.9%
Other (4)	2,821	1.0%	2,486	0.9%	1,550	0.5%	5,054	1.1%	3,721	1.3%	11,911	0.9%	11,167	0.9%
Total	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$1,265,991	100.0%	$1,313,001	100.0%

Pro rata	$204,803	76.1%	$160,472	61.2%	$123,663	42.5%	$174,197	39.2%	$224,869	78.1%	$663,135	52.4%	$692,024	52.7%
Excess of loss	64,170	23.9%	101,773	38.8%	167,184	57.5%	269,729	60.8%	62,910	21.9%	602,856	47.6%	620,977	47.3%
Total	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$1,265,991	100.0%	$1,313,001	100.0%

Client location
United States	$107,392	39.9%	$123,966	47.3%	$134,649	46.3%	$223,248	50.3%	$157,214	54.6%	$589,255	46.5%	$706,388	53.8%
Europe	61,967	23.0%	62,102	23.7%	74,817	25.7%	156,849	35.3%	68,454	23.8%	355,735	28.1%	327,059	24.9%
Asia and Pacific	70,122	26.1%	24,590	9.4%	27,024	9.3%	20,890	4.7%	18,611	6.5%	142,626	11.3%	94,252	7.2%
Bermuda	12,011	4.5%	25,537	9.7%	30,497	10.5%	9,575	2.2%	16,382	5.7%	77,620	6.1%	87,047	6.6%
Other	17,481	6.5%	26,050	9.9%	23,860	8.2%	33,364	7.5%	27,118	9.4%	100,755	8.0%	98,255	7.5%
Total	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$1,265,991	100.0%	$1,313,001	100.0%

Underwriting location
Bermuda	$121,459	45.2%	$65,891	25.1%	$100,011	34.4%	$106,990	24.1%	$57,717	20.1%	$394,351	31.1%	$459,467	35.0%
United States	90,655	33.7%	120,095	45.8%	99,636	34.3%	182,505	41.1%	141,743	49.3%	492,891	38.9%	507,183	38.6%
Europe	50,539	18.8%	64,341	24.5%	87,080	29.9%	141,863	32.0%	79,060	27.5%	343,823	27.2%	309,129	23.5%
Other	6,320	2.3%	11,918	4.5%	4,120	1.4%	12,568	2.8%	9,259	3.2%	34,926	2.8%	37,222	2.8%
Total	$268,973	100.0%	$262,245	100.0%	$290,847	100.0%	$443,926	100.0%	$287,779	100.0%	$1,265,991	100.0%	$1,313,001	100.0%

Net premiums earned
Other specialty (1)	$93,946	30.7%	$97,337	32.8%	$118,504	35.3%	$114,938	33.7%	$114,964	34.6%	$424,725	33.2%	$387,630	31.8%
Property excluding property catastrophe (2)	87,287	28.5%	71,663	24.2%	69,172	20.6%	75,374	22.1%	72,862	22.0%	303,496	23.7%	274,719	22.5%
Casualty (3)	79,119	25.9%	79,477	26.8%	90,176	26.9%	78,746	23.1%	72,523	21.8%	327,518	25.6%	241,774	19.8%
Property catastrophe	28,674	9.4%	32,423	10.9%	39,870	11.9%	49,794	14.6%	56,263	17.0%	150,761	11.8%	232,423	19.1%
Marine and aviation	13,854	4.5%	13,110	4.4%	15,259	4.5%	18,895	5.5%	11,043	3.3%	61,118	4.8%	70,105	5.8%
Other (4)	2,925	1.0%	2,538	0.9%	2,646	0.8%	3,601	1.1%	4,274	1.3%	11,710	0.9%	12,021	1.0%
Total	$305,805	100.0%	$296,548	100.0%	$335,627	100.0%	$341,348	100.0%	$331,929	100.0%	$1,279,328	100.0%	$1,218,672	100.0%

Pro rata	$163,590	53.5%	$156,830	52.9%	$178,344	53.1%	$187,437	54.9%	$177,170	53.4%	$686,201	53.6%	$608,586	49.9%
Excess of loss	142,215	46.5%	139,718	47.1%	157,283	46.9%	153,911	45.1%	154,759	46.6%	593,127	46.4%	610,086	50.1%
Total	$305,805	100.0%	$296,548	100.0%	$335,627	100.0%	$341,348	100.0%	$331,929	100.0%	$1,279,328	100.0%	$1,218,672	100.0%

(1)  Includes non-excess motor, surety, accident and health, workers’ compensation catastrophe, agriculture, trade credit and other.        (2) Includes facultative business.
(3)  Includes executive assurance, professional liability, workers’ compensation, excess motor, healthcare and other.            (4) Includes life, casualty clash and other.

18

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013

Gross premiums written	$57,584	$66,389	$55,476	$47,907	$20,435	$227,356	$89,570
Premiums ceded	(4,897)	(7,904)	(5,079)	(4,639)	—	(22,519)	—
Net premiums written	52,687	58,485	50,397	43,268	20,435	204,837	89,570
Change in unearned premiums	(1,658)	(5,539)	436	(4,503)	(6,262)	(11,264)	(38,304)
Net premiums earned	51,029	52,946	50,833	38,765	14,173	193,573	51,266
Other underwriting income (1)	1,870	988	1,216	766	259	4,840	259
Losses and loss adjustment expenses	(15,736)	(15,987)	(15,473)	(8,478)	1,531	(55,674)	(4,743)
Acquisition expenses, net	(16,807)	(11,958)	(11,481)	(9,154)	(6,547)	(49,400)	(17,826)
Other operating expenses	(18,814)	(17,913)	(16,288)	(13,876)	(3,350)	(66,891)	(8,377)
Underwriting income	$1,542	$8,076	$8,807	$8,023	$6,066	$26,448	$20,579

Underwriting Ratios
Loss ratio	30.8%	30.2%	30.4%	21.9%	(10.8)%	28.8%	9.3%
Acquisition expense ratio	32.9%	22.6%	22.6%	23.6%	46.2%	25.5%	34.8%
Other operating expense ratio	36.9%	33.8%	32.0%	35.8%	23.6%	34.6%	16.3%
Combined ratio	100.6%	86.6%	85.0%	81.3%	59.0%	88.9%	60.4%

Net (favorable) adverse development in prior year loss
reserves, net of related adjustments	1.7%	(1.4)%	0.1%	(3.0)%	(3.1)%	(0.5)%	(0.9)%
Combined ratio excluding prior year development	98.9%	88.0%	84.9%	84.3%	62.1%	89.4%	61.3%

Net premiums written by client location
United States	$47,027	$54,639	$46,111	$36,556	$13,310	$184,333	$63,692
Other	5,660	3,846	4,286	6,712	7,125	20,504	25,878
Total	$52,687	$58,485	$50,397	$43,268	$20,435	$204,837	$89,570

Net premiums written by underwriting location
United States	$25,255	$32,229	$24,594	$16,731	$—	$98,809	$—
Other	27,432	26,256	25,803	26,537	20,435	106,028	89,570
Total	$52,687	$58,485	$50,397	$43,268	$20,435	$204,837	$89,570

(1)     Represents income earned on various risk-sharing products offered to government sponsored enterprises and mortgage lenders.

19

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions)	December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014
Insurance In Force (IIF) (1)
U.S. mortgage insurance	$22,402	47.1%	$22,055	46.3%	$21,168	44.9%	$21,240	46.9%
Mortgage reinsurance	20,772	43.7%	21,097	44.3%	21,405	45.4%	21,161	46.7%
Other (2)	4,400	9.2%	4,464	9.4%	4,586	9.7%	2,869	6.3%
Total	$47,574	100.0%	$47,616	100.0%	$47,159	100.0%	$45,270	100.0%
Risk In Force (RIF) (3)
U.S. mortgage insurance	$5,600	55.3%	$5,506	54.4%	$5,273	52.7%	$5,275	52.6%
Mortgage reinsurance	4,393	43.4%	4,483	44.3%	4,601	46.0%	4,664	46.6%
Other (2)	136	1.3%	136	1.3%	139	1.4%	80	0.8%
Total	$10,129	100.0%	$10,125	100.0%	$10,013	100.0%	$10,019	100.0%

Supplemental disclosures for U.S. mortgage insurance:
Total RIF by credit quality (FICO score):
>=740	$2,917	52.1%	$2,864	52.0%	$2,687	51.0%	$2,671	50.6%
680-739	1,846	33.0%	1,803	32.7%	1,724	32.7%	1,713	32.5%
620-679	700	12.5%	694	12.6%	709	13.4%	731	13.9%
<620	137	2.4%	145	2.6%	153	2.9%	160	3.0%
Total	$5,600	100.0%	$5,506	100.0%	$5,273	100.0%	$5,275	100.0%
Weighted average FICO score	733		733		731		730

Total RIF by Loan-To-Value (LTV):
95.01% and above	$1,123	20.1%	$1,139	20.7%	$1,161	22.0%	$1,183	22.4%
90.01% to 95.00%	2,652	47.4%	2,558	46.5%	2,389	45.3%	2,337	44.3%
85.01% to 90.00%	1,552	27.7%	1,544	28.0%	1,474	28.0%	1,494	28.3%
85.00% and below	273	4.9%	265	4.8%	249	4.7%	261	4.9%
Total	$5,600	100.0%	$5,506	100.0%	$5,273	100.0%	$5,275	100.0%
Weighted average LTV	93.4%		93.4%		93.4%		93.4%

Total RIF by State:
Wisconsin	$538	9.6%	$532	9.7%	$517	9.8%	$510	9.7%
California	480	8.6%	474	8.6%	454	8.6%	460	8.7%
Texas	302	5.4%	293	5.3%	283	5.4%	285	5.4%
Minnesota	274	4.9%	271	4.9%	258	4.9%	255	4.8%
Florida	273	4.9%	271	4.9%	264	5.0%	268	5.1%
Washington	232	4.1%	231	4.2%	228	4.3%	230	4.4%
Massachusetts	210	3.8%	209	3.8%	204	3.9%	203	3.8%
Alaska	209	3.7%	207	3.8%	202	3.8%	201	3.8%
Virginia	200	3.6%	196	3.6%	186	3.5%	185	3.5%
New York	188	3.4%	188	3.4%	184	3.5%	186	3.5%
Others	2,694	48.1%	2,634	47.8%	2,493	47.3%	2,492	47.2%
Total	$5,600	100.0%	$5,506	100.0%	$5,273	100.0%	$5,275	100.0%

Weighted average coverage (end of period RIF divided by IIF)	25.0%		25.0%		24.9%		24.8%
Analysts’ persistency (4)	80.9%		81.2%		80.5%		79.1%
Risk-to-capital ratio (5)	9.5:1		9.3:1		8.9:1		9.0:1

(1)    The aggregate dollar amount of each insured mortgage loan’s original principal balance.
(2)    Includes risk-sharing products offered to government sponsored enterprises and mortgage lenders and international insurance business.
(3)    The aggregate dollar amount of each insured mortgage loan’s current principal balance multiplied by the insurance coverage percentage specified in the policy for insurance policies issued.
(4)    Represents the percentage of IIF at the beginning of a 12-month period that remained in force at the end of the period.
(5)    Represents total current (non-delinquent) RIF, net of reinsurance, divided by total statutory capital. Ratio calculated for Arch Mortgage Insurance Company only (estimate for December 31, 2014).

20

Arch Capital Group Ltd. and Subsidiaries
Segment Information — Mortgage Segment

(U.S. Dollars in millions, except policy/loan/claim count)	Three Months Ended								Year Ended
	December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014 (1)		December 31, 2014 (1)
Supplemental disclosures for U.S. mortgage insurance:
Total new insurance written (NIW) (2)	$1,359		$1,982		$941		$639		$4,921

Total NIW by credit quality (FICO score):
>=740	$730	53.7%	$1,279	64.5%	$534	56.7%	$375	58.7%	$2,918	59.3%
680-739	480	35.3%	629	31.7%	339	36.0%	225	35.2%	1,673	34.0%
620-679	149	11.0%	74	3.7%	68	7.2%	39	6.1%	330	6.7%
Total	$1,359	100.0%	$1,982	100.0%	$941	100.0%	$639	100.0%	$4,921	100.0%

Total NIW by LTV:
95.01% and above	$79	5.8%	$81	4.1%	$70	7.4%	$45	7.0%	$275	5.6%
90.01% to 95.00%	620	45.6%	904	45.6%	500	53.1%	330	51.6%	2,354	47.8%
85.01% to 90.00%	389	28.6%	646	32.6%	265	28.2%	186	29.1%	1,486	30.2%
85.01% and below	271	19.9%	351	17.7%	106	11.3%	78	12.2%	806	16.4%
Total	$1,359	100.0%	$1,982	100.0%	$941	100.0%	$639	100.0%	$4,921	100.0%

Total NIW purchase vs. refinance:
Purchase	$950	69.9%	$1,234	62.3%	$786	83.5%	$487	76.2%	$3,457	70.2%
Refinance	409	30.1%	748	37.7%	155	16.5%	152	23.8%	1,464	29.8%
Total	$1,359	100.0%	$1,982	100.0%	$941	100.0%	$639	100.0%	$4,921	100.0%

Ending number of policies in force (PIF)	131,111		129,665		126,347		127,019

Rollforward of insured loans in default:
Beginning delinquent number of loans	3,625		3,641		3,858		4,469		4,469
Plus: new notices	1,402		1,553		1,377		1,458		5,790
Less: cures	(1,202)		(1,168)		(1,202)		(1,635)		(5,207)
Less: paid claims	(351)		(397)		(383)		(429)		(1,560)
Less: delinquent rescissions and denials	—		(4)		(9)		(5)		(18)
Ending delinquent number of loans	3,474		3,625		3,641		3,858		3,474

Ending percentage of loans in default	2.6%		2.8%		2.9%		3.0%

Losses:
Number of claims paid	351		397		383		429		1,560
Total paid claims (in thousands)	$15,358		$17,093		$16,190		$18,117		$66,758
Average per claim (in thousands)	$43.8		$43.1		$42.3		$42.2		$42.8
Severity (3)	99.2%		93.7%		93.0%		97.4%		96.3%

Average reserve per default (in thousands)	$27.5		$27.1		$28.1		$27.5

(1)     Includes activity for January 2014 for comparability purposes (pre-acquisition date).
(2)    The original principal balance of all loans that received coverage during the period.
(3)    Represents total paid claims divided by RIF of loans for which claims were paid.

21

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Investable Asset Summary and Investment Portfolio Metrics

The following table summarizes the Company’s investable assets and portfolio metrics:

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2014		2014		2014		2014		2013

Investable assets (1) (2):
Fixed maturities available for sale, at fair value	$10,750,770	73.6%	$10,733,382	73.6%	$10,714,532	72.9%	$9,775,730	68.5%	$9,571,776	68.1%
Fixed maturities, at fair value (3)	377,053	2.6%	359,409	2.5%	372,746	2.5%	456,826	3.2%	448,254	3.2%
Fixed maturities pledged under securities lending agreements, at fair value	50,802	0.3%	107,547	0.7%	82,730	0.6%	100,590	0.7%	105,081	0.7%
Total fixed maturities	11,178,625	76.5%	11,200,338	76.8%	11,170,008	76.0%	10,333,146	72.5%	10,125,111	72.1%
Short-term investments available for sale, at fair value	797,226	5.5%	748,659	5.1%	977,058	6.7%	1,484,280	10.4%	1,478,367	10.5%
Short-term investments pledged under securities lending agreements, at fair value	—	—%	—	—%	4,301	—%	—	—%	—	—%
Cash	474,247	3.2%	486,351	3.3%	471,721	3.2%	486,325	3.4%	434,057	3.1%
Equity securities available for sale, at fair value	658,182	4.5%	582,075	4.0%	608,820	4.1%	548,168	3.8%	496,824	3.5%
Other investments available for sale, at fair value	296,224	2.0%	431,833	3.0%	457,567	3.1%	426,917	3.0%	498,310	3.5%
Other investments, at fair value (3)	889,253	6.1%	838,054	5.7%	848,864	5.8%	799,824	5.6%	773,280	5.5%
Investments accounted for using the equity method (4)	349,014	2.4%	307,252	2.1%	281,464	1.9%	255,488	1.8%	244,339	1.7%
Securities transactions entered into but not settled at the balance sheet date	(32,802)	(0.2)%	(9,835)	(0.1)%	(130,922)	(0.9)%	(73,042)	(0.5)%	(763)	—%
Total investable assets managed by the Company	$14,609,969	100.0%	$14,584,727	100.0%	$14,688,881	100.0%	$14,261,106	100.0%	$14,049,525	100.0%

Average effective duration (in years)	3.34		3.28		3.14		3.24		2.62
Average S&P/Moody’s credit ratings (5)	AA/Aa2		AA/Aa2		AA/Aa2		AA/Aa2		AA-/Aa2
Embedded book yield (before investment expenses)	2.18%		2.21%		2.17%		2.27%		2.38%
(1)    This table excludes investable assets attributable to the ‘other’ segment. Such amounts are summarized as follows:

(U.S. Dollars in thousands)	December 31,	September 30,	March 31,
	2014	2014	2014

Investable assets in ‘other’ segment:
Cash	$11,455	$177,375	$454,722
Investments accounted for using the fair value option	1,169,226	1,005,532	819,481
Securities transactions entered into but not settled at the balance sheet date	(17,441)	(58,859)	(159,484)
Total investable assets included in ‘other’ segment	$1,163,240	$1,124,048	$1,114,719

(2)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.
(3)    Represents investments which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.

(4)
Changes in the carrying value of investment funds accounted for using the equity method are recorded as “equity in net income (loss) of investment funds accounted for using the equity method” rather than as an unrealized gain or loss component of accumulated other comprehensive income.

(5)    Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).

22

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements (excluding amounts included in the ‘other’ segment):

(U.S. Dollars in thousands)	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Net Unrealized Gains (Losses)	Amortized Cost	Fair Value / Amortized Cost	% of Total

At December 31, 2014
Corporates	$3,295,930	$36,682	$(37,175)	$(493)	$3,296,423	100.0%	29.5%
Non-U.S. government-backed corporates	83,209	1,246	(1,799)	(553)	83,762	99.3%	0.7%
U.S. government and government agencies	1,447,972	8,345	(1,760)	6,585	1,441,387	100.5%	13.0%
Agency mortgage-backed securities	664,151	7,481	(2,133)	5,348	658,803	100.8%	5.9%
Non-agency mortgage-backed securities	301,382	11,362	(1,709)	9,653	291,729	103.3%	2.7%
Agency commercial mortgage-backed securities	133,366	183	(2,971)	(2,788)	136,154	98.0%	1.2%
Non-agency commercial mortgage-backed securities	981,162	14,411	(851)	13,560	967,602	101.4%	8.8%
Municipal bonds	1,494,122	31,227	(1,044)	30,183	1,463,939	102.1%	13.4%
Non-U.S. government securities	1,099,390	21,311	(37,203)	(15,892)	1,115,282	98.6%	9.8%
Asset-backed securities	1,677,941	8,425	(6,089)	2,336	1,675,605	100.1%	15.0%
Total	$11,178,625	$140,673	$(92,734)	$47,939	$11,130,686	100.4%	100.0%

At December 31, 2013
Corporates	$2,473,901	$34,529	$(34,204)	$325	$2,473,576	100.0%	24.4%
Non-U.S. government-backed corporates	127,427	760	(1,333)	(573)	128,000	99.6%	1.3%
U.S. government and government agencies	1,301,809	3,779	(11,242)	(7,463)	1,309,272	99.4%	12.9%
Agency mortgage-backed securities	810,232	2,428	(16,703)	(14,275)	824,507	98.3%	8.0%
Non-agency mortgage-backed securities	363,896	13,842	(5,506)	8,336	355,560	102.3%	3.6%
Agency commercial mortgage-backed securities	172,012	1,063	(6,700)	(5,637)	177,649	96.8%	1.7%
Non-agency commercial mortgage-backed securities	902,485	12,909	(8,524)	4,385	898,100	100.5%	8.9%
Municipal bonds	1,481,738	29,378	(9,730)	19,648	1,462,090	101.3%	14.6%
Non-U.S. government securities	1,159,017	14,729	(19,363)	(4,634)	1,163,651	99.6%	11.4%
Asset-backed securities	1,332,594	20,033	(13,795)	6,238	1,326,356	100.5%	13.2%
Total	$10,125,111	$133,450	$(127,100)	$6,350	$10,118,761	100.1%	100.0%

23

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Credit Quality Distribution and Maturity Profile

The following table summarizes the credit quality distribution and maturity profile of the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2014		2014		2014		2014		2013

Credit quality distribution of total fixed maturities (1) (2):
U.S. government and government agencies (3)	$2,245,489	20.1%	$2,328,587	20.8%	$2,339,891	20.9%	$2,070,766	20.0%	$2,284,053	22.6%
AAA	4,299,060	38.5%	4,282,341	38.2%	4,250,726	38.1%	3,833,070	37.1%	3,709,872	36.6%
AA	1,917,392	17.2%	1,964,325	17.5%	2,072,825	18.6%	2,015,706	19.5%	1,720,605	17.0%
A	1,739,922	15.6%	1,623,894	14.5%	1,462,471	13.1%	1,373,213	13.3%	1,359,193	13.4%
BBB	339,395	3.0%	322,067	2.9%	330,207	3.0%	279,207	2.7%	304,543	3.0%
BB	157,232	1.4%	166,799	1.5%	169,865	1.5%	167,484	1.6%	180,125	1.8%
B	184,869	1.7%	203,395	1.8%	195,951	1.8%	193,581	1.9%	188,119	1.9%
Lower than B	154,823	1.4%	157,499	1.4%	177,309	1.6%	215,875	2.1%	241,463	2.4%
Not rated	140,443	1.3%	151,431	1.4%	170,763	1.5%	184,244	1.8%	137,138	1.4%
Total fixed maturities, at fair value	$11,178,625	100.0%	$11,200,338	100.0%	$11,170,008	100.0%	$10,333,146	100.0%	$10,125,111	100.0%

Maturity profile of total fixed maturities (1):
Due in one year or less	$247,825	2.2%	$266,002	2.4%	$222,741	2.0%	$312,786	3.0%	$280,187	2.8%
Due after one year through five years	4,288,440	38.4%	4,409,460	39.4%	4,640,884	41.5%	4,051,588	39.2%	4,005,049	39.6%
Due after five years through ten years	2,587,397	23.1%	2,310,260	20.6%	2,057,463	18.4%	1,963,512	19.0%	2,049,160	20.2%
Due after 10 years	296,961	2.7%	273,106	2.4%	263,696	2.4%	280,970	2.7%	209,496	2.1%
	7,420,623	66.4%	7,258,828	64.8%	7,184,784	64.3%	6,608,856	64.0%	6,543,892	64.6%
Mortgage-backed securities	965,533	8.6%	984,767	8.8%	1,155,192	10.3%	1,127,484	10.9%	1,174,128	11.6%
Commercial mortgage-backed securities	1,114,528	10.0%	1,232,092	11.0%	1,119,401	10.0%	1,023,055	9.9%	1,074,497	10.6%
Asset-backed securities	1,677,941	15.0%	1,724,651	15.4%	1,710,631	15.3%	1,573,751	15.2%	1,332,594	13.2%
Total fixed maturities, at fair value	$11,178,625	100.0%	$11,200,338	100.0%	$11,170,008	100.0%	$10,333,146	100.0%	$10,125,111	100.0%

(1)    This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under in securities lending agreements, at fair value.
(2)     For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(3)     Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

24

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Analysis of Corporate Exposures

The following table summarized the Company’s corporate bonds by sector, excluding government-backed securities and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	December 31,		September 30,		June 30,		March 31,		December 31,
	2014		2014		2014		2014		2013

Sector:
Industrials	$1,727,553	52.4%	$1,557,042	47.9%	$1,619,675	52.4%	$1,497,915	54.6%	$1,408,012	56.9%
Financials	1,149,620	34.9%	1,237,335	38.0%	1,071,628	34.7%	775,732	28.3%	702,318	28.4%
Covered bonds	209,611	6.4%	232,292	7.1%	235,787	7.6%	233,948	8.5%	211,160	8.5%
Utilities	146,442	4.4%	148,331	4.6%	128,012	4.1%	125,850	4.6%	107,756	4.4%
All other (1)	62,704	1.9%	77,381	2.4%	37,221	1.2%	111,472	4.1%	44,655	1.8%
Total fixed maturities, at fair value	$3,295,930	100.0%	$3,252,381	100.0%	$3,092,323	100.0%	$2,744,917	100.0%	$2,473,901	100.0%

Credit quality distribution (2):
AAA	$423,819	12.9%	$446,836	13.7%	$421,711	13.6%	$435,552	15.9%	$312,411	12.6%
AA	773,893	23.5%	852,197	26.2%	843,638	27.3%	597,925	21.8%	536,110	21.7%
A	1,399,218	42.5%	1,211,315	37.2%	1,059,987	34.3%	978,407	35.6%	903,956	36.5%
BBB	271,826	8.2%	262,418	8.1%	277,614	9.0%	226,918	8.3%	246,434	10.0%
BB	127,010	3.9%	126,557	3.9%	126,092	4.1%	129,154	4.7%	132,271	5.3%
B	173,582	5.3%	193,645	6.0%	180,907	5.9%	178,619	6.5%	170,831	6.9%
Lower than B	20,223	0.6%	21,248	0.7%	34,213	1.1%	40,376	1.5%	46,838	1.9%
Not rated	106,359	3.2%	138,165	4.2%	148,161	4.8%	157,966	5.8%	125,050	5.1%
Total fixed maturities, at fair value	$3,295,930	100.0%	$3,252,381	100.0%	$3,092,323	100.0%	$2,744,917	100.0%	$2,473,901	100.0%

(1)    Includes sovereign securities, supernational securities and other.
(2)    For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at December 31, 2014, excluding government-backed securities, covered bonds and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets	Credit Quality (1)

Issuer:
Apple Inc.	$75,226	2.3%	0.5%	AA+/Aa1
General Electric Co.	74,471	2.3%	0.5%	AA+/A1
Toyota Motor Corporation	64,030	1.9%	0.4%	AA-/Aa3
Porsche Automobil Holding SE	58,583	1.8%	0.4%	A/A3
Wells Fargo & Company	56,958	1.7%	0.4%	A+/A1
Exxon Mobil Corp.	56,332	1.7%	0.4%	AAA/Aaa
Daimler AG	55,951	1.7%	0.4%	A-/A3
Caterpillar Inc	49,641	1.5%	0.3%	A/A2
Royal Dutch Shell PLC	44,317	1.3%	0.3%	AA/Aa1
New York Life Insurance Company	42,801	1.3%	0.3%	AA+/Aaa
Total	$578,310	17.5%	4.0%

(1)    Average credit ratings assigned by S&P and Moody’s, respectively.

25

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Structured Securities

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at December 31, 2014, excluding amounts guaranteed by U.S. government agencies and amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable		Non-Agency	Non-Agency
	Year	Cost	Quality	Total	Cost	Assets	Additional Statistics:	MBS	CMBS (1)

Non-agency MBS:	2003-2008	$126,523	CCC-	$135,797	107.3%	0.9%	Wtd. average loan age (months)	82	27
	2009	28,906	AAA	28,718	99.3%	0.2%	Wtd. average life (months) (2)	48	55
	2010	24,336	AA+	23,915	98.3%	0.2%	Wtd. average loan-to-value % (3)	64.2%	57.7%
	2013	90,285	AAA	91,304	101.1%	0.6%	Total delinquencies (4)	10.4%	0.5%
	2014	21,679	A+	21,648	99.9%	0.1%	Current credit support % (5)	11.5%	35.5%
Total non-agency MBS		$291,729	BBB-	$301,382	103.3%	2.1%

Non-agency CMBS:	2002-2008	$69,512	AA-	$70,297	101.1%	0.5%
	2009	368	BBB-	368	100.0%	—%
	2010	43,394	AAA	44,905	103.5%	0.3%
	2011	62,963	AAA	63,820	101.4%	0.4%
	2012	88,584	AAA	89,851	101.4%	0.6%
	2013	239,980	AAA	244,559	101.9%	1.7%
	2014	462,801	AAA	467,362	101.0%	3.2%
Total non-agency CMBS		$967,602	AAA	$981,162	101.4%	6.7%

(1)	Loans defeased with government/agency obligations represented were not material to the collateral underlying the Company’s CMBS holdings.

(2)
The weighted average life for MBS is based on the interest rates in effect at December 31, 2014. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 21% to 99%, while the range of loan-to-values on CMBS is 11% to 100%.

(4)	Total delinquencies includes 60 days and over.

(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.

The following table provides information on the Company’s asset-backed securities (ABS) at December 31, 2014, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Average	Weighted	Estimated Fair Value
	Amortized	Credit	Average Credit		% of Amortized	% of Investable
	Cost	Quality	Support	Total	Cost	Assets

Sector:
Credit cards	$665,529	AAA	18%	$667,806	100.3%	4.6%
Loans	301,681	AA	52%	301,121	99.8%	2.1%
Autos	297,384	AAA	27%	297,954	100.2%	2.0%
Equipment	195,860	AA-	8%	194,629	99.4%	1.3%
Other (1)	215,151	AA	13%	216,431	100.6%	1.5%
Total ABS (2)	$1,675,605	AA+		$1,677,941	100.1%	11.5%

(1)	Including rate reduction bonds, commodities, home equity, U.K. securitized and other.

(2)
The effective duration of the total ABS was 2.1 years at December 31, 2014. The Company’s investment portfolio included sub-prime securities with a par value of $16.9 million and estimated fair value of $8.5 million and an average credit quality of “CCC/Caa3” from S&P/Moody’s at December 31, 2014. Such amounts were primarily in the home equity sector of ABS with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains sub-prime securities with an estimated fair value of $5.8 million and an average credit quality of “CCC/Ca” from S&P/Moody’s at December 31, 2014.

26

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at December 31, 2014, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)	Fair Value	% of Asset Class	% of Investable Assets

Composition:
Investment funds accounted for using the equity method	$4,767	1.2%	—%
Term loan investments (1)	385,970	98.8%	2.6%
Total	$390,737	100.0%	2.7%

Currency:
U.S.-denominated	$274,295	70.2%	1.9%
Euro-denominated	116,442	29.8%	0.8%
Total	$390,737	100.0%	2.7%

Sector:
Consumer cyclical	$92,817	23.8%	0.6%
Consumer non-cyclical	81,896	21.0%	0.6%
Industrials	76,375	19.5%	0.5%
Utilities	46,830	12.0%	0.3%
Media	35,626	9.1%	0.2%
Basic materials	31,074	8.0%	0.2%
All other	26,119	6.7%	0.2%
Total	$390,737	100.0%	2.7%

Weighted average rating factor (Moody's)	B1

(1)    Included in “investments accounted for using the fair value option” on the Company’s balance sheet.

27

Arch Capital Group Ltd. and Subsidiaries
Investment Information — Eurozone Investments

The fair value of the Company’s Eurozone investments are as follows at December 31, 2014, excluding amounts included in the ‘other’ segment:

(U.S. Dollars in thousands)		Financial	Other	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Loans (3)	and Other	Total

Country (1):
Germany	$174,554	$—	$11,427	$23,183	$—	$209,164
Netherlands	107,114	1,057	59,092	16,914	—	184,177
Supranational (4)	59,095	—	—	—	—	59,095
Luxembourg	—	3,289	31,974	9,426	1,871	46,560
Belgium	43,960	—	—	—	—	43,960
France	2,082	2,372	8,146	3,957	2,966	19,523
Ireland	—	—	2,807	1,542	—	4,349
Finland	—	—	—	—	3,386	3,386
Italy	—	—	1,786	416	—	2,202
Spain	—	—	—	1,074	—	1,074
Slovenia	823	—	—	—	—	823
Greece	82	—	—	—	—	82
Total	$387,710	$6,718	$115,232	$56,512	$8,223	$574,395

(1)
The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone investments from Austria, Estonia, Malta, Portugal or Slovakia at December 31, 2014.

(2)	Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)	Included in “term loan investments” in the Bank Loan Investments table.

(4)	Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

28

Arch Capital Group Ltd. and Subsidiaries
Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to Arch common shareholders, which is defined as net income available to Arch common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to Arch common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to Arch common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of the change in the carrying value of investments accounted for using the fair value option in net realized gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to Arch common shareholders.

The Company believes that showing net income available to Arch common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to Arch common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

29

Arch Capital Group Ltd. and Subsidiaries
Operating Income Reconciliation and Annualized Operating Return on Average Common Equity

The following table provides a reconciliation of after-tax operating income (loss) available to Arch common shareholders to net income available to Arch common shareholders along with related per common share results:

(U.S. Dollars in thousands, except share data)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013

After-tax operating income available to Arch common shareholders	$150,184	$142,055	$160,669	$164,404	$152,741	$617,312	$595,715
Net realized gains (losses), net of tax	26,847	27,476	50,267	18,273	8,584	122,863	73,844
Net impairment losses recognized in earnings, net of tax	(3,837)	(8,593)	(14,749)	(2,971)	(88)	(30,150)	(3,786)
Equity in net income of investment funds accounted for using the equity method, net of tax	2,252	4,765	9,054	3,164	5,309	19,235	35,738
Net foreign exchange gains (losses), net of tax	34,233	57,488	(2,710)	(5,854)	(10,541)	83,157	(13,718)
Net income available to Arch common shareholders	$209,679	$223,191	$202,531	$177,016	$156,005	$812,417	$687,793

Diluted per common share results:
After-tax operating income (loss) available to Arch common shareholders	$1.15	$1.05	$1.17	$1.20	$1.12	$4.58	$4.39
Net realized gains (losses), net of tax	$0.21	$0.20	$0.37	$0.14	$0.06	$0.91	$0.54
Net impairment losses recognized in earnings, net of tax	$(0.03)	$(0.06)	$(0.11)	$(0.02)	$—	$(0.22)	$(0.03)
Equity in net income of investment funds accounted for using the equity method, net of tax	$0.01	$0.03	$0.07	$0.02	$0.04	$0.14	$0.27
Net foreign exchange gains (losses), net of tax	$0.26	$0.42	$(0.02)	$(0.04)	$(0.08)	$0.61	$(0.10)
Net income available to Arch common shareholders	$1.60	$1.64	$1.48	$1.30	$1.14	$6.02	$5.07

Weighted average common shares and common share equivalents outstanding — diluted	130,855,218	135,876,605	136,889,944	136,562,717	136,467,998	134,922,322	135,777,183

The following table provides the calculation of annualized operating return on average common equity:

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013

After-tax operating income available to Arch common shareholders	$150,184	$142,055	$160,669	$164,404	$152,741	$617,312	$595,715
Annualized after-tax operating income available to Arch common shareholders (a)	$600,736	$568,220	$642,676	$657,616	$610,964	$617,312	$595,715

Beginning common shareholders’ equity	$5,756,046	$5,904,399	$5,567,133	$5,322,496	$5,118,285	$5,322,496	$4,843,878
Ending common shareholders’ equity	5,805,053	5,756,046	5,904,399	5,567,133	5,322,496	5,805,053	5,322,496
Average common shareholders’ equity (b)	$5,780,550	$5,830,223	$5,735,766	$5,444,815	$5,220,391	$5,563,775	$5,083,187

Annualized operating return on average common equity (a)/(b)	10.4%	9.7%	11.2%	12.1%	11.7%	11.1%	11.7%

30

Arch Capital Group Ltd. and Subsidiaries
Operating Income and Effective Tax Rate Calculations

(U.S. Dollars in thousands)	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2014	2014	2014	2014	2013	2014	2013

Arch Operating Income Components (excludes ‘Other’ segment):
Income before income taxes	$222,280	$236,400	$215,521	$186,587	$176,944	$860,788	$742,505
Less:
Net realized gains (losses)	31,310	31,411	50,966	19,697	9,048	133,384	74,018
Net impairment losses recognized in earnings	(3,837)	(8,593)	(14,749)	(2,971)	(88)	(30,150)	(3,786)
Equity in net income of investment funds accounted for using the equity method	2,424	4,966	9,240	3,253	5,272	19,883	35,701
Net foreign exchange gains (losses)	34,467	57,611	(2,764)	(6,656)	(9,848)	82,658	(12,335)
Pre-tax operating income	157,916	151,005	172,828	173,264	172,560	655,013	648,907
Arch share of ‘Other’ segment operating income (loss) (1)	452	317	(536)	(442)	—	(209)	—
Pre-tax operating income available to Arch (b)	158,368	151,322	172,292	172,822	172,560	654,804	648,907
Income tax expense (a)	(2,699)	(3,783)	(6,138)	(2,934)	(14,334)	(15,554)	(31,254)
After-tax operating income available to Arch	155,669	147,539	166,154	169,888	158,226	639,250	617,653
Preferred dividends	(5,485)	(5,484)	(5,485)	(5,484)	(5,485)	(21,938)	(21,938)
After-tax operating income available to Arch common shareholders	$150,184	$142,055	$160,669	$164,404	$152,741	$617,312	$595,715
Effective tax rate on pre-tax operating income available to Arch (a)/(b)	1.7%	2.5%	3.6%	1.7%	8.3%	2.4%	4.8%

Balances in ‘Other’ segment:
Underwriting income (loss)	$(836)	$(80)	$(1,042)	$(1,122)	$—	$(3,080)	$—
Net investment income	9,850	7,866	532	1	—	18,249	—
Other expenses	—	—	347	(2,676)	—	(2,329)	—
Preferred dividends	(4,909)	(4,909)	(4,857)	(52)	—	(14,727)	—
Pre-tax operating income available to common shareholders	4,105	2,877	(5,020)	(3,849)	—	(1,887)	—
Arch ownership	11%	11%	11%	11%	—	11%	—
Arch share of ‘Other’ segment operating income (loss) (1)	$452	$317	$(536)	$(442)	$—	$(209)	$—

(1)     Excludes amounts attributable to net realized gains or losses and net foreign exchange gains or losses in the ‘other’ segment (see ‘Segment Information’).

31

Arch Capital Group Ltd. and Subsidiaries
Capital Structure and Share Repurchase Activity

The following table provides an analysis of the Company’s capital structure:

(U.S. Dollars in thousands, except share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2014	2014	2014	2014	2013
Debt:
Senior notes, due May 1, 2034 (7.35%) (1)	$300,000	$300,000	$300,000	$300,000	$300,000
Senior notes, due November 1, 2043 (5.144%) (2)	500,000	500,000	500,000	500,000	500,000
Revolving credit agreement borrowings, due June 30, 2019 (variable)	100,000	100,000	100,000	100,000	100,000
Total debt	$900,000	$900,000	$900,000	$900,000	$900,000

Shareholders’ equity available to Arch:
Non-cumulative preferred shares (6.75%)	$325,000	$325,000	$325,000	$325,000	$325,000
Common shareholders’ equity (a)	5,805,053	5,756,046	5,904,399	5,567,133	5,322,496
Total shareholders’ equity available to Arch	$6,130,053	$6,081,046	$6,229,399	$5,892,133	$5,647,496

Total capital available to Arch	$7,030,053	$6,981,046	$7,129,399	$6,792,133	$6,547,496

Common shares outstanding, net of treasury shares (b)	127,367,934	130,700,619	135,030,886	134,084,138	133,674,884

Book value per common share (3) (a)/(b)	$45.58	$44.04	$43.73	$41.52	$39.82

Leverage ratios:
Senior notes/total capital	11.4%	11.5%	11.2%	11.8%	12.2%
Revolving credit agreement borrowings/total capital	1.4%	1.4%	1.4%	1.5%	1.5%
Debt/total capital	12.8%	12.9%	12.6%	13.3%	13.7%
Preferred/total capital	4.6%	4.7%	4.6%	4.8%	5.0%
Debt and preferred/total capital	17.4%	17.5%	17.2%	18.0%	18.7%

(1)	Issued by Arch Capital Group Ltd. (“ACGL”).

(2)	Issued by Arch Capital Group (U.S.) Inc., a wholly owned subsidiary of ACGL, and fully and unconditionally guaranteed by ACGL.

(3)	Excludes the effects of stock options and restricted stock units outstanding.

The following table provides an analysis of the Company’s share repurchase program:

(U.S. Dollars in thousands except share data)	Three Months Ended							Cumulative
	December 31,		September 30,		June 30,	March 31,	December 31,	December 31,
	2014		2014		2014	2014	2013	2014
Effect of share repurchases:
Aggregate cost of shares repurchased	$202,218		$251,919		$—	$—	$—	$3,242,022
Shares repurchased	3,593,114		4,593,726		—	—	—	118,134,082
Average price per share repurchased	$56.28		$54.84		$—	$—	$—	$27.44

Average book value per common share (1)	$44.81		$43.89		$42.63	$40.67	$39.08
Average repurchase price-to-book multiple	1.26	x	1.25	x	—	—	—

Remaining share repurchase authorization (2)	$887,140

(1)    Equals average of beginning and ending book value per common share for each period presented.

(2)
Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 2016. The timing and amount of the repurchase transactions under this program will depend on a variety of factors, including market conditions and corporate and regulatory considerations.

32